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                                                              EXHIBIT 10(m)

                ASSIGMENT OF LIFE INSURANCE POLICY AS COLLATERAL

A. FOR VALUE RECEIVED the undersigned hereby assign, transfer and set over to PACIFIC CONTINENTAL BANK of Eugene, Oregon, its successors and assigns, (herein called the "Assignee"), Policy No. 00868870 issued by the ___________________ _____________________ (herein called the "Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"), upon the life of THOMAS W. PALMER, of _________ ___________________ and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument jointly and severally agree and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

B. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

     1. The sole right to collect from the insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

     2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the insurer may allow;

     3. The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;

     4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy, now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and

     5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

C. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:

     1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;

     2.   The right to designate and change the beneficiary;

     3. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer;

but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

D. This assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise in the ordinary course of business between any of the undersigned and the Assignee (all of which liabilities secured or to become secure are herein called "Liabilities").

E.   The Assignee covenants and agrees with the undersigned as follows:

     1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons who would have been entitled thereto under the terms of the Policy had this assignment not been executed;

     2. That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first-class mail, to the undersigned at the addresses last supplied in writing to the Assignee specifically referring to this assignment, notice of intention to exercise such right; and

     3. That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph E(2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the Assignee.

G. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds, shall become a part of the Liabilities hereby secured, shall be due immediately, and shall draw interest at a rate fixed by the Assignee from time to time not exceeding 6% per annum.

H. The exercise of any right, option, privilege, or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by Paragraph E(2) above) the Assignee may exercise any such right, option, privilege, or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned, or any of them.

I. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

J. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

K. Each of the undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

SIGNED AND SEALED THIS 11 DAY OF December, 1997.

/s/                                     Thomas W. Palmer (L.S.)
------------------------------------    -------------------------------------
          Witness                                 Insured or Owner

Springfield, Oregon                     2274 Marie Ln, Eugene, OR  97408
------------------------------------    -------------------------------------
                                                  Address

                                        Pamela C. Palmer (L.S.)
------------------------------------    -------------------------------------
          Witness                       Beneficiary

                                        2274 Marie Ln, Eugene, OR  97408
------------------------------------    --------------------------------------
                                                  Address


                           CORPORATE ACKNOWLEDGMENT

STATE OF OREGON     )
                    ) ss
COUNTY OF LANE      )

On this 11th day of December, 1997, before me, the undersigned Notary Public, personally appeared THOMAS W. PALMER, to me known to be the individual described in and who executed the Assignment on the reverse side hereof and acknowledged to me that ________ he ________ executed the same.

My commission expires June 3, 2001      /s/ Cindy Maples
                                        ---------------------------------------
                                        Notary Public


                           CORPORATE ACKNOWLEDGMENT

STATE OF ______________  )
                         )  ss
COUNTY OF _____________  )

     On this ______ day of ________________, 19____, before me personally came _______________________, who being by me duly sworn, did depose and say that he resides in ___________________________ that he is the ________________ of
__________________________, the corporation described in and which executed the assignment on the reverse side hereof; that he knows the seal of said corporation; that the seal affixed to said assignment is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

My commission expires ________________  _______________________________________
                                             Notary Public

Duplicate received and filed at the home office of the Insurer in Lincoln, NE, this 11th day of December, 1997.

                                        LINCOLN BENEFIT LIFE


                                   By   /s/
                                        --------------------------------------
                                             Authorized Officer

NOTE: When executed by a corporation, the corporate seal should be affixed and there should be attached to the assignment a certified copy of the resolution of the Board of Directors authorizing the signing officer to execute and deliver the assignment in the name and on behalf of the corporation.


RELEASE OF ASSIGNMENT OF LIFE INSURANCE POLICY

FOR VALUE RECEIVED, all right, title and interest of the undersigned assignee in and to Policy No. ________________ issued by ______________________ on the
Life of _____________________ is hereby relinquished and released.

CORPORATE SEAL                          NAME OF BANK

                                        By: __________________________________
Attest: ___________________________               Signature and Title
          Signature and Title


CORPORATE ACKNOWLEDGMENT

STATE OF ______________  )
                         )  ss
COUNTY OF _____________  )

     On this ______ day of ________________, 19____, before me personally came _______________________ of ______________________ and __________________ of
________________________________, to me known, who, being by me duly sworn, did jointly and severally depose and say that they are respectively the _____________________ and ______________________ of the ______________________,
the Corporation described in and which executed the foregoing instrument; that they know the seal of said Corporation; that the seal affixed to this assignment is said corporate seal; and that they have signed their names to said instrument and caused said corporate seal to b affixed thereto as to the act and deed of said Corporation.

My commission expires ________________  _______________________________________
                                             Notary Public